                                            Filed with the SEC on August 1, 1997
                                            ------------------------------------

                                              File Numbers: 33-3149 and 811-4581
                                                            --------------------


                       Securities and Exchange Commission
                            Washington, D.C.  20549

                                   Form N-1A
                                   ---------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
                                                                   -

     Post-Effective Amendment No.:15                               X
                                  --                               -

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                                   -

     Amendment No.:17                                              X
                   --                                              -

                        (Check appropriate box or boxes)

                          THE CORNERCAP GROUP OF FUNDS
                          ----------------------------
              (Exact Name of Registration as Specified in Charter)

      The Peachtree, Suite 1700, 1355 Peachtree St, NE, Atlanta, GA  30309
      --------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (404)870-0700
                                 -------------
              (Registrant's Telephone Number, including Area Code)
     The Peachtree, Suite 1700, 1355 Peachtree St., NE, Atlanta, GA  30309
     ---------------------------------------------------------------------
                                Thomas E. Quinn

                     (Name and Address of Agent of Service)
                     --------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective(check appropriate line).

   X     immediately upon filing pursuant to paragraph (b)
-------
         on (date) pursuant to paragraph (b)
-------
         60 days after filing pursuant to paragraph (a)
-------
         on    pursuant to paragraph (a) of Rule 485.
-------     --
         75 days after filing pursuant to paragraph (a)(2)
-------
         on (date) pursuant to paragraph (a)(2) of rule 485
-------


Registrant registered an indefinite number of securities pursuant to Rule 24f-2 under the Securities Act of 1933. The Registrant will file the Rule 24f-2 Notice for its fiscal year ended March 31, 1998 on or about May 30, 1998.

--------------------------------------------------------------------------------

Please send copies of communications to:

Reinaldo Pascual, Esq.
Kilpatrick Stockton LLP
1100 Peachtree Street, Suite 2800
Atlanta, Georgia  30309-4530

--------------------------------------------------------------------------------

                          The CornerCap Group of Funds
                         A "Series" Investment Company

          CornerCap Balanced Fund                  CornerCap Growth Fund


      Shareholder Services Questions        Investment Objectives Questions

     Toll-Free Voice:  (888) 81-FUNDS       Toll-Free Voice: (800) 728-0670
                       (888) 813-8637
     Telecopier:       (804) 285-8018       Telecopier:    (404) 240-0144


            The CornerCap Group of Funds ("CornerCap") is an open-end, diversified management investment company presently consisting of two separate series representing separate portfolios of investments (the "Funds").


            The investment objective of the CornerCap Balanced Fund (the "Balanced Fund") is to obtain long-term capital appreciation and current income. The Fund invests in a combination of equity and fixed-income securities.

            The investment objective of the CornerCap Growth Fund (the "Growth Fund") is to obtain long term capital appreciation. Income from dividends or interest on portfolio securities is a secondary objective.

            There is no assurance that either Fund will achieve its objective.

            This Prospectus sets forth concisely the information about the Funds that you should know before investing in the Funds. You should read it and keep it for future reference. A Statement of Additional Information ("SAI") dated August 1, 1997, containing additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling (800) 728-0670 or writing the Fund at the following address: Cornerstone Capital Corp., The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta GA, 30309.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is August 1, 1997.

                               PROSPECTUS SUMMARY

The Funds........................ The CornerCap Group of Funds (the "Funds") is an open-end, diversified management investment company presently
                                  consisting of two separate series representing separate
                                  portfolios of investments,  the Balanced Fund (see page 9)
                                  and the Growth Fund (see page 11).  The shares of the
                                  Balanced Fund and the Growth Fund are offered without sales or redemption charges (see page 5).

Investment Objective............. The Balanced Fund's investment objective is to obtain capital appreciation and current income.  The Fund will
                                  attempt to achieve its objective by investing in equity and fixed-income securities of domestic and foreign issuers.
                                  Under normal circumstances, the Fund will invest 50-70% of its assets in equity securities and at least 30% in fixed-
                                  income securities including cash and cash equivalents.
                                  There can be no assurance that the Fund will achieve its
                                  investment objective (see page 9).

                                  The Growth Fund's investment objective is to obtain long-
                                  term capital appreciation.  The Fund will attempt to achieve its objective by investing in equity securities of domestic and foreign issuers.  Income from dividends or interest on portfolio securities is a secondary objective.  There can be no assurance that the Fund will achieve its investment
                                  objective (see page 11).

Investment Policies.............. The Balanced Fund will invest in common stocks, preferred stocks, and convertible securities selected by Cornerstone
                                  Capital Corp. (the "Advisor") from among 1500 issues ranked according to fundamental factors, such as relative
                                  price/earnings ratio, earnings growth rate, and cash flow.
                                  The  Fund may hold fixed-income securities of any maturity, dependent upon economic and market conditions.  The Fund
                                  also may hold cash and cash equivalents (see page 9).

                                  The Growth Fund will invest in common stocks, preferred
                                  stocks, and convertible securities selected by Cornerstone
                                  Capital Corp. (the "Advisor") from among 1500 issues ranked according to fundamental factors, such as relative
                                  price/earnings ratio, earnings growth rate, and cash flow
                                 (see page 11).

Investment Advisor.............. Cornerstone Capital Corp. acts as the investment advisor to the Balanced Fund and the Growth Fund.  In that capacity, it selects the portfolio holdings. (see page 13).

Custodian....................... The Trust Dept. of Wachovia Bank of N.C. (the "Custodian")
                                 holds the assets of the Funds.

Administration.................. Fortune Fund Administration is the Transfer Agent (see page
                                 14), Accounting Services Agent and Administrator of each
                                 Fund.

Dividends & Distributions....... The Balanced Fund currently intends to make two distributions of any net income or capital gains during each calendar year (see page 20).

                                 The Growth Fund currently intends to make at least one
                                 distribution of any net income or capital gains during each calendar year (see page 20).

Minimum Purchase................ The minimum initial investment for each Fund is $2,000 and the minimum subsequent investment is $250 (see page 16).



Redemption and Exchanges........ Shares of each Fund may be redeemed at the next determined net asset value, without charge (see page 17).
                                 Shareholders of either Fund may also exchange shares of
                                 their respective Fund for shares of the other Fund (see page
                                 17).

Investment Risk................. The Funds are subject to market risk, interest rate risk and credit risk.  The market for equity securities tends to be cyclical, with periods when the prices for securities
                                 generally rise and periods when they generally decline.  The fixed-income portion of the portfolios is subject to
                                 interest rate and credit risk.  For example, as prevailing interest rates decrease, bond prices will generally increase and vice-versa. Fluctuations in interest rates will therefore affect the net asset value per share of the Funds.  Fixed-income securities are also subject to credit risk arising from the ability of the issuer to make timely payment of interest and principal installments.  The Funds are intended to be long-term investment vehicles and are not designed to provide
                                 investors with the means of speculating on short-term market movements.  Investors should consider the Funds as vehicles with which to balance their total investment program's risk.
                                 (see page 6).


                            Summary of Fund Expenses

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund.



                                                                                           Balanced Fund  Growth Fund
                                                                                           -------------  -----------

Annual Fund Operating Expenses (as a percentage of average daily net assets)/1/
-------------------------------------------------------------------------------

Management Fee...........................................................................        0.0%/2/     0.56%/2/
12b-1 Fee................................................................................        0.0%/3/      0.0%/3/
Other Expenses...........................................................................        2.0%/4/     1.15%/4/
Total Fund Operating Expenses............................................................        2.0%/4/     1.71%/4/


1. After fee waivers and reimbursements. See footnotes 2-4 below.

2. Each Fund's investment advisory agreement with the Advisor provides for compensation to the Advisor at the annual rate of 1.0% of average daily net assets. The Advisor has voluntarily agreed to waive all or such portion of its fee and to reimburse the applicable Fund to the extent and for as long as may be necessary to maintain total Fund operating expenses at no higher than 2.0% of average net assets during the current fiscal year. For the year ended March 31, 1997, the Advisor waived .44% of its 1% management fee with respect to the Growth Fund. The Advisor expects to waive all of its management fee with respect to the Balance Fund during the current fiscal year.

3. Each Fund has adopted a Distribution Plan pursuant to which it may reimburse the Distributor and Advisor for certain distribution related expenses of the Fund up to an annual amount of 0.25% of average daily net assets. No reimbursements have been made under this plan since its inception and none are presently contemplated.

4. "Other expenses" are estimated and include fees paid to the Fund's independent accountant, independent trustees, legal counsel, transfer agent, administrator, custodian and accounting services agent. "Other expenses" also include costs associated with registration fees, reports to shareholders, and other miscellaneous expenses. The Advisor has voluntarily agreed to waive its advisory fee and to reimburse each Fund for certain of its operating expenses to the extent and for as long as may be necessary to keep total Fund operating expenses at 2.0% of average net assets during the current fiscal year. "Management Fee," "12b-1 fee," "Other Expenses" and "Total Fund Operating Expenses" are presented net of waiver and reimbursement. In absence of such waiver and reimbursement, total Growth Fund operating expenses for the year ended March 31, 1997 would have been 2.15%. In absence of such waiver and reimbursement, total Balanced Fund operating expenses for the year ending March 31, 1998 would be approximately 3.6%.

Example of Fund Expenses
------------------------
You would pay the following expenses on
a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at
the end of each time period




                                          1 Yr.  3 Yr.  5 Yrs.  10 Yrs.
                                          -----  -----  ------  -------
Balanced Fund                              $20    $64      --       --

Growth Fund                                $18    $55    $ 95     $206





The purpose of this example is to assist investors in understanding the various costs and expenses which stockholders of the Fund bear directly and indirectly. THE 5% RETURN IS HYPOTHETICAL AND THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF THE FUND'S PAST OR FUTURE PERFORMANCE. THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              Financial Highlights
           For a share outstanding throughout each period indicated.

Growth Fund


The following selected per share data and ratios for each of the five years in the period ended March 31, 1997 have been examined by Tait, Weller and Baker, independent Certified Public Accountants, whose report thereon appears in the Growth Fund's 1997 Annual Report to Shareholders, and is incorporated by reference into this Prospectus. Total return amounts are not covered by auditors' reports. The Fund's annual reports to shareholders contains further information about the performance of the Fund, and is available separately and without charge.

                          Period Ending March 31, 1997
                          ----------------------------

                                        ------------------------------------------------------------------------------------------
                                            1997      1996     1995      1994      1993     1992/2/   1991/2/  1990/1/    1989/1/
                                        ------------------------------------------------------------------------------------------
Net asset value, Beginning of period      $  9.81   $  8.61   $ 7.69   $  7.58   $  7.60   $  6.45   $  6.96   $  7.37   $  6.57
------------------------------------      -------   -------   ------   -------   -------   -------   -------   -------   -------
Income From Investment Operations
  Net investment income (loss)                .02       .04     0.05      0.02      0.23     (0.08)    (0.27)     0.09     (0.06)
  Net Gains or Losses on Securities          1.93      1.22     0.89      0.11     (0.25)     1.23     (0.10)    (0.50)     0.92
   (both realized and  unrealized)        -------   -------   -------   -------   -------   -------   -------   -------   --------
    Total From Investment Operations         1.95      1.26     0.94      0.13     (0.02)     1.15     (0.37)    (0.41)     0.86
                                          -------   ------   -------   -------   -------   -------   -------   -------   --------
Less Distributions
------------------                           (.01)    (0.06)   (0.02)    (0.02)     0.00      0.00     (0.14)     0.00     (0.06)
Dividends (from net investment income)
Distribution (from capital gains)            (.07)     0.00     0.00      0.00      0.00      0.00      0.00      0.00      0.00
                                          -------   -------   ------   -------   -------   -------   -------   -------   -------
  Total Distributions                        (.08)    (0.06)   (0.02)    (0.02)     0.00      0.00     (0.14)     0.00     (0.06)
                                          -------   -------   ------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of period            $ 11.68   $  9.81   $ 8.61   $  7.69   $  7.58   $  7.60   $  6.45   $  6.96   $  7.37
------------------------------            =======   =======   ======   =======   =======   =======   =======   =======   =======
Total Return                                19.94%    14.64%   12.25%     1.71%   (0.26)%    15.33%   (5.54)%   (5.56)%    13.09%

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (x1,000)        $12,856   $ 8,371   $7,299   $ 4,229   $ 3,042   $ 1,088   $ 1,107   $ 1,814   $ 3,011
Ratio of Expenses to Average Net Assets:
  Before Expense Reimbursement               2.15%     2.35%    2.69%     3.00%     6.49%     6.26%     8.77%     3.49%     4.44%
  After Expense Reimbursement                1.71%     1.75%    1.87%     2.00%     2.00%     2.14%     7.77%     2.49%     3.44%
Ratio of Net Income to Average Net
Assets:
  Before Expense Reimbursement              (0.24)%   (0.11)%   (0.70)   (0.67)%   (4.10)%   (4.41)%   (4.80)%   (0.09)%   (1.93)%
  After Expense Reimbursement                 .19%      .49%    0.12%     0.13%     0.36%   (0.29)%   (3.80)%     0.91%   (0.93)%

Portfolio Turnover Rate                     37.13%    40.83%   55.12%    35.58%    83.40%    91.62%   125.24%   127.45%   145.70%
Average Commission Rate                      .113       n/a      n/a       n/a       n/a       n/a       n/a       n/a       n/a



                                       1988/1/
                                      -------
Net asset value, Beginning of period      9.92
------------------------------------   -------
Income From Investment Operations
  Net investment income (loss)            0.06
  Net Gains or Losses on Securities      (2.94)
   (both realized and  unrealized)     -------
    Total From Investment Operations     (2.88)
                                      --------
Less Distributions
------------------                       (0.01)
Dividends (from net investment income)
Distribution (from capital gains)        (0.46)
                                       -------
  Total Distributions                    (0.47)
                                       -------
Net Asset Value, End of period            6.57
------------------------------         =======
Total Return                            (29.13)%

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (x1,000)       3,737
Ratio of Expenses to Average Net Assets
  Before Expense Reimbursement            4.54%
  After Expense Reimbursement             3.54%
Ratio of Net Income to Average Net
Assets:
  Before Expense Reimbursement           (0.10)%
  After Expense Reimbursement             0.90%

Portfolio Turnover Rate                 151.80%
AVERAGE COMMISSION RATE

--------------------------------------------------------------------------------
NOTES:
--------------------------------------------------------------------------------

1. The per share and capital change information represents performance of Wealth Monitors, Inc., the Fund's Investment Advisor from March 1986 to August 1990.

2. The per share and capital change information represents performance of Dorado/IDS Corporation, the Fund's Investment Advisor from August 1990 to August 1992. Cornerstone Capital became the advisor to the Fund in August 1992.

Balanced Fund


The Balanced Fund is a new series of CornerCap and begun operations on May 24, 1997 following the closing of a reorganization transaction with The Atlanta Growth Fund, Inc. pursuant to which the Balanced Fund assumed certain assets and liabilities of The Atlanta Growth Fund, Inc. The Balanced Fund is a separate entity from The Atlanta Growth Fund, Inc., with a different corporate structure and different investment objectives, policies and management. The following selected data and ratios is for the period from May 24, 1997 to May 31, 1997 and have been examined by Tait, Weller and Baker, independent Certified Public Accountants, whose report thereon appears in the Balanced Fund's Annual Report to Shareholders, and is incorporated by reference into this Prospectus. Total return amounts are not covered by auditors' reports. The Fund's annual reports to shareholders contains further information about the performance of the Fund, and is available separately and without charge. Subsequent to May 31, 1997, the Balanced Fund changed its fiscal year end to March 31 and declared a one-for-four reverse stock split which was effected as of June 30, 1997. All per share data has been adjusted to reflect the reverse stock split.

(For a share outstanding for the period May 24, 1997 to May 31 1997)
------------------------------------------------------------------------------


Per Share Operating Performance
  Net asset value, beginning of period                           $ 33.20
                                                                 -------

  Income from investment operations
    Net investment income                                            .01
    Net realized and unrealized gain (loss) on investments          (.22)
                                                                 -------
       Total from investment operations                             (.21)
                                                                 =======

Total Return                                                       (0.60)%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year ($000)                                 $ 2,093

  Ratios to average net assets
      Expenses                                                       2.0%**
      Net investment income                                          4.5%**


  Portfolio turnover rate                                           98.9%

  Average commissions per share                                  $ .1118


 *Commencement of operations

**Annualized

Per share amounts have been adjusted to reflect 1 for 4 reverse stock split effective June 30, 1997.

PER SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT A 1 FOR 4 REVERSE STOCK SPLIT EFFECTIVE JUNE 30, 1997. ON JUNE 14, 1997, A CAPITAL GAIN DISTRIBUTION OF $22.91 PER SHARE ($5.73 PER SHARE ON A PRE-SPLIT BASIS) WAS PAID TO SHAREHOLDERS. THE NET ASSET VALUE PER SHARE ON JUNE 30, 1997, AFTER THE PAYMENT OF THE CAPITAL GAIN DISTRIBUTION AND THE EFFECT OF THE 1 FOR 4 REVERSE SPLIT, WAS $10.86 PER SHARE.

-------------------------------------------------------------------------------

                Balanced Fund Investment Objective and Policies

     The CornerCap Balanced Fund (the "Balanced Fund") is a series of the CornerCap Group of Funds, a diversified, open-end management investment company registered with the SEC as required under the Investment Company Act of 1940 (the "1940 Act"). Shares of the Balanced Fund may be purchased at their net asset value, without sales load, as next determined after an account application is received in proper form.

     The Balanced Fund's investment objective is to obtain long-term capital appreciation and current income. The Balanced Fund will attempt to achieve its objective by normally investing 50% to 70% of its total assets in equity securities of domestic and foreign issuers and at least 30% in fixed income securities including cash reserves.

     The equity securities that the Balanced Fund may purchase consist of common stocks, preferred stocks, or convertible securities that will generally be publicly traded on a national securities exchange or over-the-counter. In selecting portfolio securities for purchase by the Balanced Fund, the Balanced Fund's investment advisor, Cornerstone Capital Corp. (the "Advisor'') ranks approximately 1,500 common stocks according to fundamental factors. The three key criteria are relative price/earnings ratio, earnings growth rate, and cash flows that are in excess of capital expenditures. Purchases are made from the most attractive securities based on diversification and risk, and will be made only if they can be made at prices which, in the judgment of the Advisor, create the possibility of additional growth in capital. There can be no assurance that the Balanced Fund will achieve its objective.

     The fixed income securities that the Balanced Fund may purchase consist of obligations of the United States government, its agencies and instrumentalities; corporate securities including bonds and notes; and sovereign government, municipal, mortgage-backed and other asset-backed securities. Investments in U.S. government obligations will include direct obligations of the U.S. Government, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government authorities, agencies and instrumentalities, such as the Federal National Mortgage Association, Federal Home Loan Bank, Federal Financing Bank and Federal Farm Credit Bank obligations. Mortgage-backed and other asset-backed securities typically carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest. The Fund may hold securities of any maturity, with the average maturity varying depending upon economic and market conditions.

     The Fund will only invest in those corporate obligations, including convertible securities, which the Advisor considers to be of investment grade quality. The Fund invests only in those corporate obligations which in the Advisor's opinion have the investment characteristics described by Moody's in rating corporate obligations within its four highest ratings of Aaa, Aa, A and Baa and by S&P in rating corporate obligations within its four highest ratings of AAA, AA, A and BBB. It is possible that the ability of the portfolio to achieve its objective of current income could be diminished by its restriction on the use of non-investment grade corporate obligations. For a description of these ratings, see Appendix A to the SAI. The Fund, however, does not require that its investments in corporate obligations actually be rated by Moody's or S&P, and may acquire such unrated obligations which in the opinion of the Advisor are of a quality at least equal to a rating of Baa by Moody's or BBB by S&P. Should the rating or quality of a corporate obligation decline after purchase by the Fund, the Advisor will reconsider the advisability of continuing to hold such obligations.

     The Fund may also hold cash and cash equivalent securities as part of the Advisor's asset allocation practice or, when market, business or economic conditions warrant, in the judgement of the Advisor, that temporary defensive measures be employed. Cash and cash equivalents will include, among others, treasury bills, banker's acceptances, certificates of deposits, time deposits and commercial paper. For a description of these instruments, see Appendix A to the SAI. Cash equivalents will generally be rated Prime-1 by Moody's or A or better by S&P, or, if unrated, of comparable quality as determined by the Advisor. For a description of these ratings, see Appendix A to the SAI.

     Investment Risks - As a fund investing in both equity and fixed income securities, the Balanced Fund is subject to market risk, interest rate risk and credit risk. The market for equity securities in the United States tends to be cyclical, with periods when the prices of securities generally rise and periods when they generally decline. All equity securities are usually influenced to some extent by price movements in the equities' market. Because of the risks associated with investments in equity securities, the Balanced Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

     The fixed income portion of the Balanced Fund will be subject to risk arising from fluctuating interest rate levels. For example, as prevailing interest rates decrease, bond prices will generally increase. Similarly, when prevailing interest rates increase, bond prices will generally decrease. The level of price volatility of a bond is generally dependent upon the length of time until maturity. Bonds with longer maturities usually have higher yields and greater price volatility than bonds with shorter maturities. A change in the level of interest rates will effect the Net Asset Value per share of the Balanced Fund as well as changing the yield of the Fund.

     Fixed income securities are also subject to credit risk arising from the ability of the issuer to make timely payment of interest and principal installments. Credit ratings give an indication of the issuer's ability to maintain these timely payments. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings. The Fund does not require that its investments in corporate obligations actually be rated by Moody's of S&P, and it may acquire such unrated obligations which in the opinion of the Advisor are of a quality at least equal to a rating of Baa by Moody's or BBB by S&P. With respect to investments in unrated obligations, the portfolio will be more reliant on the Advisor's judgment and experience than would be the case if the Fund invested solely in rated obligations. Obligations rated Baa by Moody's or BBB by S&P have speculative characteristics. A rating of Baa by Moody's indicates that the obligation is of "medium grade," neither highly protected not poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. A rating of BBB by S&P indicates that the obligation is in the lowest "investment grade" security rating. Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than obligations in the top three "investment grade" categories. Both credit and market risks as described above are increased by investing in fixed-income obligations rated Baa by Moody's and BBB by S&P. For a more detailed description of these ratings, see Appendix A to the SAI.

     Investors should consider the Balanced Fund as a vehicle with which to balance their total investment program risks.

     Foreign Securities - The Balanced Fund may, using the criteria set forth above, invest up to 25% of its assets in foreign equity or corporate debt securities. The Advisor anticipates that such investments will be made in U.S. dollar denominated securities in the form of (i) American Depository Receipts (ADRs) issued against the securities of foreign issuers, or (ii) other securities of foreign issuers that are traded on U.S. national securities exchanges or in the U.S. over-the-counter market.

     There are risks associated with investments in securities of foreign issuers. Such risks include changes in currency rates, greater difficulty in commencing lawsuits, differences between U.S. and foreign economies, and U.S. Government policy with respect to certain investments abroad. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to U.S. companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable U.S. issuers. There is often less government regulation of issuers than in the U.S. There is also the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

     Futures, Options and Other Derivative Instruments - The Balanced Fund may purchase and write options on securities and may invest in futures contracts for the purchase and sale of foreign currencies, fixed income securities and instruments of based on financial indices, options on futures contracts and forward contracts. Additional information about futures, options and other derivative instruments is contained in the SAI.

--------------------------------------------------------------------------------

                 Growth Fund Investment Objective and Policies

     The CornerCap Growth Fund (the "Growth Fund") is a series of the CornerCap Group of Funds, a diversified, open-end management investment company registered with the SEC as required under the Investment Company Act of 1940 (the "1940 Act"). Shares of the Growth Fund may be purchased at their net asset value, without sales load, as next determined after an account application is received in proper form.

     The Growth Fund's investment objective is to obtain long-term capital appreciation. Income from dividends or interest on portfolio securities is a secondary objective. The Growth Fund will attempt to achieve its objective by investing in equity securities of domestic and foreign issuers.

     The equity securities that the Growth Fund may purchase consist of common stocks, preferred stocks, or convertible securities that will generally be publicly traded on a national securities exchange or over-the-counter. In selecting portfolio securities for purchase by the Growth Fund, the Growth Fund's investment advisor, Cornerstone Capital Corp. (the "Advisor") ranks approximately 1,500 common stocks according to fundamental factors. The three key criteria are relative price/earnings ratio, earnings growth rate, and cash flows that are in excess of capital expenditures. Purchases are made from the most attractive securities based on diversification and risk, and will be made only if they can be made at prices which, in the judgment of the Advisor, create the possibility of additional growth in capital. There can be no assurance that the Growth Fund will achieve its objective.


     The Growth Fund will invest at least a minimum of 65% of its assets in equity securities having the characteristics described above; however, it is expected that under normal circumstances the Growth Fund will be over 90% invested in equity securities. The remainder of the portfolio may be invested in short-term U.S. Government obligations such as U.S. Treasury Bills or cash equivalent instruments. In addition, the Growth Fund may invest part of its assets temporarily in debt obligations cash and cash equivalents pending the investment of the proceeds of sales of shares of the Growth Fund or of portfolio securities, or if market, economic or business conditions warrant it for temporary defensive purposes.

     Investment Risks - As a fund investing in equity securities, the Growth Fund is subject to market risk--i.e., the possibility that stock prices will decline over short or even extended periods when stock prices generally rise and periods when prices generally decline. The market for equity securities in the United States tends to be cyclical, with periods when the prices of securities generally rise and periods when they generally decline. All equity securities are usually influenced to some extent by price movements in the equities' market. Because of the risks associated with investments in equity securities, the Growth Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. As the Growth Fund will have a large percentage of its assets invested in stocks, it is not suitable for investors who are unable or unwilling to assume the risk of loss inherent in equity investments. Investors should consider the Growth Fund as a vehicle with which to balance their total investment program risks.

     Foreign Securities - The Growth Fund may, using the criteria set forth above, invest up to 20% of its assets in securities of foreign issuers. The Advisor anticipates that such investments will be made in U.S. dollar denominated securities in the form of (i) American Depository Receipts
     (ADRs) issued against the securities of foreign issuers, or (ii) other securities of foreign issuers that are traded on U.S. national securities exchanges or in the U.S. over-the-counter market.

     There are risks associated with investments in securities of foreign issuers. Such risks include changes in currency rates, greater difficulty in commencing lawsuits, differences between U.S. and foreign economies, and U.S. Government policy with respect to certain investments abroad. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to U.S. companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable U.S. issuers. There is often less government regulation of issuers than in the U.S. There is also the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

--------------------------------------------------------------------------------

                       Principal Investment Restrictions

     The Balanced Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the Balanced Fund's outstanding securities. The Balanced Fund's investment objective is such a policy. Among its other fundamental policies, the Fund may not (i) with respect to 75% of its assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than securities of the U.S. Government, its agencies and instrumentalities); or (ii) invest 25% or more of the value of its total assets in securities of issuers in any one industry. Additional information about the Balanced Fund's investment restrictions is contained in the SAI.

     The Growth Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the Growth Fund's outstanding securities. The Growth Fund's investment objective is such a policy. Among its other fundamental policies, the Growth Fund may not (i) invest more than 5% of the value of its total assets in securities of any one issuer (other than securities of the U.S. Government, its agencies and instrumentalities); or (ii) invest 25% or more of the value of its total assets in securities of issuers in any one industry. Additional information about the Growth Fund's investment restrictions is contained in the SAI.

     It is the position of the staff of the SEC (and an operating although not a fundamental policy of the Funds) that open-end investment companies, such as the Funds, should not make certain investments if thereafter more than 15% of the value of their net assets would be invested in illiquid assets. The investments included in this 15% limit are (i) those which are illiquid, e.g., those which are subject to restriction as to disposition under Federal securities laws (which the Fund does not expect to own),
     (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits), (iii) repurchase agreements having a maturity of more than seven days, and (iv) investments which are not readily marketable. This 15% limit does not include obligations payable at principal amount plus accrued interest within seven days after purchase.


--------------------------------------------------------------------------------

                                   Management

     The Funds Board of Trustees decides on matters of general policy and reviews the activities of the Funds Advisor and officers, and reviews the business operations of the Funds.

     The Advisor - Cornerstone Capital Corp., The Peachtree, Suite 1700, 1355 Peachtree Street, Atlanta, GA 30309, acts as investment advisor to both Funds, subject to the control of the Funds Board of Trustees, and supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. The Advisor is a Georgia corporation organized in 1989. It was registered with the SEC as an investment advisor in 1989. The Advisor is controlled by Thomas E. Quinn and Gene A. Hoots, who together own a controlling interest of the Advisor's outstanding shares.

     Mr. Quinn is the portfolio manager for the Growth Fund. He has worked in investment management and financial analysis for 23 years, the last seven years as a principal of Cornerstone Capital Corp. His primary responsibilities are portfolio management, investment strategy and research. Previously, Mr. Quinn was Chief Investment Officer for RJR Investment Management, Inc. where he managed over $600 million in primarily equity assets. He is a Chartered Financial Analyst and a Certified Public Accountant. His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.

     Mr. Quinn and D. Ray Peebles are the portfolio managers for the Balanced Fund. Mr. Peebles has worked with Cornerstone Capital for six years. He previously worked for Wachovia Bank of North Carolina. Mr. Peebles is a Level III candidate in the Chartered Financial Analyst program. He has an MBA from Wake Forest University and a BS in accounting from North Carolina State University.

     Mr. Hoots has worked in investment management and financial analysis for over 26 years, the last six years as a principal of Cornerstone Capital Corp. His primary responsibilities are portfolio management, client service and investment policy. Previously, Mr. Hoots was Vice President of Reich & Tang and President of RJR Investment Management, Inc. He has an MBA from the University of North Carolina at Chapel Hill and a BS in Engineering from N.C. State University.

     The Balanced Fund has retained the Advisor under an Investment Advisory Agreement (the "Agreement") dated December 6 1996, which remains in effect from year to year if approved annually by the Board of Trustees. The Growth Fund has retained the Advisor under an Investment Advisory Agreement (the "Agreement") dated September 9, 1992, which remains in effect from year to year if approved annually by the Board of Trustees. The Funds pay the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of each Fund's average daily net assets.

     The Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. One of such provisions states that the Advisor, subject to all other provisions of the Agreement on the subject, may consider sales of shares of the Funds and/or of any other investment companies for which the Advisor acts as investment advisor as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined in the Agreement. See the SAI for additional information as to brokerage.

     The Funds are subject to the expense limitation set by applicable regulations of the various state securities commissions relating to expenses. Currently, the most restrictive applicable expense limitation is 2.5% of the first $30 million of a fund's average net assets, 2.0% of the next $70 million of average net assets, and 1.5% of average net assets in excess of $100 million. The Agreement provides that the Advisor will reduce its fee in any fiscal year to the extent that the expenses of the Fund exceed applicable state limitations. Should this expense limitation be exceeded, the Advisor will waive its fee as necessary, up to the full amount of the fee. In addition, the Advisor has voluntarily agreed to reimburse the Fund for certain of its operating expenses to the extent and for so long as may be necessary to keep the total operating expenses at no greater than 2.0% of average net assets.

     Administrator - Fortune Fund Administration serves as the Funds'
     -------------
     Administrator pursuant to an Administration Agreement. The Administrator provides certain record-keeping and shareholder servicing functions required of registered investment companies, and will assist the Funds in preparing and filing certain financial and other reports, and performs certain daily functions required for ongoing operations.

     The Administration Agreement provides that the Administrator will be paid at the annual rate of .20% of each Fund's average daily assets, up to a maximum per Fund of $4,000 a month. The Administrator will be reimbursed for certain out-of-pocket expenses, and they may sub-contract with other responsible companies for some of its duties. The Administrator is an affiliate of Cornerstone Capital Corp. The address of the Administrator is 1389 Peachtree Street, N.E., Suite 180, Atlanta, GA 30309.

     See the SAI for more information regarding the Funds' Trustees and Officers.

--------------------------------------------------------------------------------

                                Net Asset Value

     The Funds net asset value per share are determined as of 4:15 PM on each day that the New York Stock Exchange is open for trading. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities is, in general, the market value of such securities. Common stocks and other securities that are listed on a national securities exchange or the NASDAQ National Market System are valued at the last sale price as of 4:15 PM, New York time, on each day that the NYSE is open for trading, or, in the absence of recorded sales, at the last closing price on such exchange or on such System. Unlisted securities that are not included in such National Market System are valued at the closing price in the over-the-counter market. Valuations of fixed-income securities are supplied by independent pricing services used by the Fund. Valuations of fixed-income securities are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. The pricing service may use electronic data processing techniques and/or computerized matrix systems to determine valuations. Fixed-income securities for which market quotations are readily available are valued based upon those quotations. The procedures used by the pricing service are reviewed by the Fund under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the obligation. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent the fair market value of such assets), if their original maturity was 60 days or less.

--------------------------------------------------------------------------------

                               Distribution Plan

     The Balanced Fund and the Growth Fund are authorized under a Distribution Plan, pursuant to Rule 12b-1 of the 1940 Act, to use its assets to finance certain activities relating to the distribution of shares. Pursuant to the Distribution Plan, the Advisor or Attkisson, Carter & Akers, Inc., One Buckhead Plaza, Suite 1475, 3060 Peachtree Road, N.W., Atlanta, GA, 30305 (the "Distributor"), the Funds' distributor and principal underwriter, are authorized to purchase advertising, sales literature, and other promotional material and to pay affiliated sales people of the Distributor. The annual expenditure limit under each Funds' Distribution Plan is .25% of 1%. No such reimbursement may be made for expenditures or fees for fiscal years prior to the current fiscal year or in contemplation of future fees or expenditures. Any reimbursement paid pursuant to the Distribution Plan is in addition to the investment advisory fee.

     The Funds have also entered into a separate Distribution Agreement with the Distributor pursuant to which the Distributor acts as agent upon the receipt of purchase orders from investors.

--------------------------------------------------------------------------------

                             How to Purchase Shares

     Shares of the either Fund may be purchased at the Net Asset Value next determined after receipt of an account application in proper form; see "Net Asset Value". The minimum initial investment is $2,000 and the minimum subsequent investment in the either Fund is $250. The Funds reserve the right to reject any account application.

     Investing by Mail - To purchase shares of a Fund, investors should mail a
     -----------------
     completed account application with a check payable to the appropriate fund, either the CornerCap Balanced Fund or CornerCap Growth Fund. Mail to Fortune Fund Administration , P.O. Box 101281, Atlanta GA 30392-1281. No certificates will be issued unless specifically requested.

     If the purchase being made is a subsequent investment, the shareholder should send a stub from a confirmation previously sent by the Transfer Agent in lieu of the account application. If no such stub is available, a brief letter giving the registration of the account and the account number should accompany the check. In addition, the shareholder's account number should be written on the check. Checks do not need to be certified but are accepted subject to face value in U.S. dollars and must be drawn on a U.S. bank.

     Investing by Wire - You may purchase shares by requesting your bank to
     -----------------
     transmit "Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the Transfer Agent at 1-888-813-8637 for instructions, then notify the Distributor by calling 1-800-848-9555. Your bank may charge you a small fee for this service. The Account Application which accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Fund's records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

     Exchange Privilege  - You may exchange your shares in any CornerCap fund
     -------------------
     for those in another CornerCap fund, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectus of the funds involved and consider their differences.

     An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred).

     You may make four exchanges out of each fund during each calendar year. The fund accounts must be identically registered.

     The Fund reserves the right to reject any exchange request, or to modify or terminate exchange privileges, in the best interests of the Fund and its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).


--------------------------------------------------------------------------------

                              How to Redeem Shares

     The Funds will redeem for cash all of its full and fractional shares at the net asset value per share next determined after receipt of a redemption request in proper form, as described below.

     A shareholder wishing to redeem shares may do so at any time by writing or calling CornerCap Funds, Fortune Fund Administration, Inc., P.O. Box 101281, Atlanta, GA 30392-1281, (888) 813-8637. The instructions should specify the appropriate fund and number of shares to be redeemed and be signed by all registered owners exactly as the account is registered. It will not be accepted unless it contains all required documents in proper form, as described below.

     In addition to written instructions, if any shares being redeemed or repurchased are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

     The Funds do not issue share certificates unless specifically requested. Maintaining shares in uncertificated form minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate can only be replaced upon obtaining a sufficient indemnity bond. The cost of such a bond, which is borne by the shareholder, can be 2% or more of the value of the missing certificate. To resolve questions concerning documents, contact the Transfer Agent at 1-888-813-8637.

     Payment for shares tendered will be made within three days after receipt by the transfer agent of instructions, certificates, if any, and other documents, all in proper form. However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the SEC. Payment may also be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days) necessary to determine that the purchase check will be honored. Payment will be sent only to shareholders at the address of record. A signature guarantee is required if the shareholder requests that the check be mailed anywhere other than to the shareholder's address of record.

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, the Funds may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Funds, in lieu of cash, in conformity with applicable rules of the SEC. The Funds, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Funds during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Funds will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

     The Board of Trustees may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $2,000, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of notice of such redemption. The Funds would give shareholders whose shares were being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

--------------------------------------------------------------------------------

            Telephone Purchases and Redemptions For Securities Firms

     The following purchase and redemption telephone procedures have been established by the Funds for investors who purchase Fund shares through member firms of the National Association of Securities Dealers, Inc. (the "NASD") who have accounts with the Funds for the benefit of their clients. Telephone purchases and redemptions will be effected by the Funds only through such NASD members, who in turn will be responsible for crediting the investor's account at the NASD member with the amount of any purchase or redemption pursuant to its account agreement with the investors' instruction to purchase or redeem Funds shares.

     NASD member firms may charge a reasonable handling fee for providing this service. Such fees are established by each NASD member acting independently from the Funds and neither the Funds nor the Distributor receives any part of such fees. Such handling fees may be avoided by investing directly with the Funds through the Distributor, but investors doing so will not be able to avail themselves of the Funds' telephone privileges.

     Member firms of the NASD may telephone the Distributor at (800) 628-4077 and place purchase and redemption orders on behalf of investors who carry their Fund investments through the member's account with the Funds.

     Purchase by Telephone. Shares shall be purchased at the next determined net asset value. Payment for shares purchased must be received from the NASD member firm by the Funds by wire no later than the third business day following the purchase order. If payment for any purchase order is not received on or before the third business day, the order is subject to cancellation by the Fund and the NASD member firm's account with the Funds will immediately be charged for any loss.

     Redemption by Telephone. The redemption price is the net asset value next determined after the receipt of the redemption request by the Funds. Payment for shares redeemed will be made or delayed as provided above under "How to Redeem Shares."

     By electing telephone purchase and redemption privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Funds, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Funds and its agents provide written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions are recorded. As a result of these and other policies, the NASD member firm may bear the risk of any loss in the event of such a transaction. If the Funds fail to employ this and other established procedures, it may be liable. The Funds reserves the right to modify or terminate these telephone privileges at any time.

--------------------------------------------------------------------------------

                            Dividends and Tax Status

     The Balanced Fund currently intends to make two distributions of any net income or capital gains during each calendar year. The first distribution will be made following the Fund's fiscal year-end, March 31, and the second distribution, if any, will be declared by December 31 of each year with respect to any additional undistributed capital gains earned during the one year period ended October 31 of such calendar year and with respect to any undistributed income for such calendar year. The amount and frequency of distributions by the Balanced Fund are not guaranteed and are subject to the discretion of the Fund's Board of Trustees.

     The Growth Fund currently intends to make at least one distribution of any net income or capital gains during each calendar year. The distribution will be made following the Growth Fund's fiscal year-end, March 31, and any additional distributions will be declared by December 31 of each year with respect to any additional undistributed capital gains earned during the one year period ended October 31 of such calendar year and with respect to any undistributed income for such calendar year. The amount and frequency of distributions by the Growth Fund are not guaranteed and are subject to the discretion of the Fund's Board of Trustees.

     The Funds have qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code during its previous fiscal periods and intends to continue to do so in the future. By distributing all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and by meeting other requirements of the Code relating to the sources of income and diversification of its assets, the Funds will not be subject to Federal income or excise taxes.

     All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, "income dividends"), will be taxable as ordinary income to shareholders whether or not paid in additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss ("capital gains distributions") are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

     Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. For the convenience of investors, all income dividends and capital gains distributions are reinvested in full and fractional shares of the Funds based on the net asset value per share at the close of business on the record date, unless the shareholder has given prior written notice to the transfer agent that the payment should be made in cash. Shareholders will receive information annually on Form 1099 with respect to the amount and nature of income and gains to assist them in reporting the prior calendar year's distributions on their Federal income tax return.

     Distributions which are declared in October, November, or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

     Under the Code, the Funds may be required to impose backup withholding at a rate of 31% on income dividends and capital gains distributions, and payment of redemption proceeds to individuals and other non-exempt shareholders, if such shareholders have not provided a correct taxpayer identification number and made the certifications required by the Internal Revenue Service on the account application. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Funds that the shareholder is subject to backup withholding.

     The Funds may liquidate the account of any shareholder who fails to furnish its certificate of taxpayer identification number within 30 days after date the account was opened.

     Shareholders should consult their tax advisors with respect to applicable foreign, state and local taxes.

--------------------------------------------------------------------------------

                            Performance Information

     From time to time, the Funds may publish its total return in advertisements and communications to investors. Total return information will include the Funds' average annual compounded rate of return over the most recent four calendar quarters and over the period from the Funds' inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. The Funds' total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions at net asset value. Total return figures will reflect all recurring charges against the Fund's income.

     Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return for any period should not be considered as a representation of what an investor's total return may be in any future period. For further information, including the formula and an example of the total return calculation, see the SAI.

     In reports or other communications to shareholders and in advertising material, the Funds may compare performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. and similar independent services that monitor the performance of mutual funds, or unmanaged indices of securities of the type in which the Fund invests.

--------------------------------------------------------------------------------

                              General Information

     The CornerCap Funds were organized on January 6, 1986, as a Massachusetts business trust. Prior to August 13, 1990 the Growth Fund was known as Wealth Monitors Fund. Between August 13, 1990 and September 25, 1992, the Growth Fund was known as the Sunshine Growth Trust. From September 25, 1992 until July 28, 1995, the Growth Fund was known as the Cornerstone Growth Fund. The Balanced Fund is a new series of the CornerCap Funds and has only recently begun operations on May 24, 1997 following the closing of a reorganization transaction with the Atlanta Growth Fund, Inc. pursuant to which the Balanced Fund acquired the assets and assumed certain liabilities of the Atlanta Growth Fund, Inc. The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the Declaration of Trust contains an express disclaimer of Shareholder liability for acts or obligations of the Funds.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Board of Trustees may, at its own discretion, create additional series of shares.

     The Declaration of Trust provides that the Funds' shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communications to all other shareholders. Except for a change in the name of the Funds, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Funds may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each series, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Funds will continue indefinitely.

     With respect to the purchase and sale of Funds shares, certain broker/dealers other than the Distributor may charge a fee to the Funds investors for executing transactions on the investor's behalf. Such transactions may be executed on the investor's behalf directly through the Funds Transfer Agent without payment of such a fee. See the section entitled "How to Purchase Shares" in the Prospectus. The Advisor may follow a policy of considering sales of shares of the Funds as a factor in the selection of brokers to be used in portfolio transactions for the Funds, subject to the requirement of best execution discussed in the SAI under "Portfolio Transactions and Brokerage."

     The Advisor will sell portfolio securities whenever it is appropriate, regardless of how long the securities have been held by the Funds. The Advisor will change the Funds' investments whenever it believes doing so furthers the Funds' investment objective. Portfolio turnover involves some expense to the Funds, including brokerage commissions and other transaction costs and reinvestment in other securities. Portfolio turnover may also result in the recognition of capital gains which may be distributed to shareholders. Tax considerations may limit the Fund's portfolio turnover. The Funds annual rate on portfolio turnover is anticipated to be between 30% and 70%. For the year ended March 31, 1997, the portfolio turnover rate for the Growth Fund was 37.13%. Tait, Weller & Baker serves as the certified public accountants of the Funds. Fortune Fund Administration, Inc. serves as the Funds' Transfer Agent and Accounting Services Agent pursuant to separate Transfer Agent and Accounting Services Agreements. Fortune Fund Administration, Inc. provides the daily pricing for the Fund. Fortune Fund Administration, Inc. is affiliated with Cornerstone Capital Corp., the advisor. Pursuant to the Accounting Services Agreement, Fortune will receive a minimum fee of $18,000 per year per Fund. Pursuant to the Transfer Agent Agreement, Fortune will receive a minimum fee of $12,000 per year per Fund. The Trust Department of Wachovia Bank of N.C. is the custodian of the Funds' assets. The legality of the securities offered by this prospectus will be passed upon for the CornerCap Funds by Kilpatrick Stockton LLP. Kilpatrick Stockton LLP also represents the Advisor and Administrator and would represent them in any dispute with the Fund. Shareholder inquiries related to the administration of shareholder accounts should be directed to the Transfer Agent, and inquiries related to the investment objectives of the Fund should be directed to the Advisor.

                            CornerCap Balanced Fund
                             CornerCap Growth Fund
                                       of
                          The CornerCap Group of Funds
                         A "Series" Investment Company

                      Statement of Additional Information
                             Dated August 1, 1997


     The CornerCap Balanced Fund (the "Balanced Fund") and the CornerCap Growth Fund (the "Growth Fund") are series of the CornerCap Group of Funds (collectively, the "Funds"), a diversified open-end management investment company registered with the Securities and Exchange Commission (the "SEC") as required by the Investment Company Act of 1940 (the "1940 Act").

     This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus of the Funds dated August 1, 1997, as may be amended from time to time (the "Prospectus"); copies of the Prospectus may be obtained from the Funds, c/o Cornerstone Capital Corp., The Peachtree, 1355 Peachtree Street, Suite 1700, Atlanta, GA, 30309. Cornerstone Capital Corp. (the "Advisor") is the Funds' investment advisor.


                               TABLE OF CONTENTS

                                                                         Page

     Investment Objectives and Policies.................................
     Portfolio Turnover.................................................
     Investment Restrictions............................................
     Management.........................................................
     The Advisor........................................................
     Accounting & Administrative Services...............................
     Portfolio Transactions and Brokerage...............................
     Distribution Plan..................................................
     Net Asset Value....................................................
     Tax Status.........................................................
     General............................................................
     Appendix A.........................................................

                       Investment Objectives and Policies
                       ----------------------------------


     The investment objective of the Balanced Fund is to obtain long-term capital appreciation and current income. The Balanced Fund will attempt to achieve its objective by normally investing 50% to 70% of its total assets in equity securities of domestic and foreign issuers and at least 30% in fixed income securities including cash and cash equivalents. The portfolio and investment strategies of the Balanced Fund are described in the Prospectus. The following discussion elaborates on the disclosure of the Balanced Fund's investment policies contained in the Prospectus.

     The investment objective of the Growth Fund is long-term capital appreciation. Income from dividends or interest on portfolio securities is a secondary objective in the management of the Growth Fund's portfolio.
     The portfolio and investment strategies of the Fund are described in the Fund's Prospectus. Prior to August 13, 1990, the Growth Fund was known as Wealth Monitors Fund. From August 13, 1990 to September 25, 1992 the Growth Fund was known as the Sunshine Growth Trust. From September 25, 1992 to June 30, 1995 the Fund was known as the Cornerstone Growth Fund. The following discussion elaborates on the disclosure of the Growth
     Fund's investment policies contained in the Prospectus.

     Repurchase Agreements. The Funds may engage in repurchase agreements. A repurchase agreement, which may be considered a "loan" under the Investment Company Act of 1940 as amended (the "1940 Act"), is a transaction in which a fund purchases a security and simultaneously commits to sell the security to the seller at an agreed-upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. In the opinion of management, this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral, equal to or in excess of 100% of the repurchase agreement, will be held by the custodian for the Fund's assets. However, in the absence of compelling legal precedents in this area, there can be no assurance that the Funds will be able to maintain its rights to such collateral upon default of the issuer of the repurchase agreement. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the Funds would suffer a loss. It is intended (but not required) that at no time will the market value of any of the Fund's securities subject to repurchase agreements exceed 50% of the total assets of entering into such agreement. It is intended for the Funds to enter into repurchase agreements with commercial banks and securities dealers. The Board of Trustees will monitor the creditworthiness of such entities.

     Foreign Securities. The Funds may invest directly in foreign equity securities traded on U.S. national exchanges or over-the-counter and in foreign securities represented by ADRs, as described below. The Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.

     ADRs provide a method whereby the Funds may invest in securities issued by companies whose principal business activities are outside the United States. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets.

     ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     Options. The Funds may purchase and write put and call options on securities. The Fund may write a call or put option only if the option is "covered" by the Funds holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's
     obligation as writer of the option.   The purchase and writing of options
     involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Funds is not sold when it has remaining value, and if the market prices of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Funds will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Funds seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

     Futures Contracts and Options on Futures Contracts. The Funds may invest in interest rate futures contracts and options thereon ("futures options"); the Funds may enter into foreign currency futures contracts and options; and the Funds may enter into stock index futures contracts and options thereon. Such contracts may not be entered into for speculative purposes. When a Fund purchases a futures contract, an amount of cash, U.S. Government securities, or money market instruments equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account to collateralize the position and thereby ensure that such futures contract is "covered."

     There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. With respect to transactions for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Funds return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Funds from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

     The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter into such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-a-money," would not exceed 5% of the Fund's total assets.

     Forward Foreign Currency Exchange Contracts. The Balanced Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Such contracts may not be entered into for speculative purposes. The Balanced Fund will not enter into forward contracts if, as a result, more than 10% of the value of its total assets would be committed to the consummation of such contracts, and will segregate assets or "cover" its positions consistent with requirements under the 1940 Act to avoid any potential leveraging of the Funds.

     Swap Agreements. The Balanced Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Balanced Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Balanced Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Balanced Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Balanced Fund) and any accrued but unpaid net amounts owed to a swap counterpart will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Funds.
     The Balanced Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

     Mortgage-Related Securities. The Balanced Fund may invest in mortgage-backed and other asset-backed securities. These securities include mortgage pass-through certificates, collaterized mortgage obligations, mortgage-backed bonds and securities representing interests in other types of financial bonds.

     Mortgage pass-through securities representing interests in "pools" of mortgage loans in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

     Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ["GNMA"]); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ["FNMA"] or the Federal Home Loan Mortgage Corporation ["FHLMC"], which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations).

     CMOs are securities which are typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FNMA, or FHLMC. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes will receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond
             ----
     offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
     Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     Mortgage-backed bonds are general obligations of the issuer fully collaterzlized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

     Asset-backed securities are securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

     Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps it yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     Convertible Securities. Although the equity investments of the Funds consists primarily of common and preferred stocks, the Funds may buy securities convertible into common stock if, for example, the Advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Funds include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

     General. Notwithstanding the foregoing, the Funds do not currently anticipate investing more than 5% of their respective assets in repurchase agreements, foreign securities, options, futures, currency contracts, swap agreements or mortgage related securities.

                               Portfolio Turnover
                               ------------------

     An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. The Growth Fund's portfolio turnover rate for the fiscal year ended March 31, 1997 was 37.13%. The Growth Fund's portfolio turnover rate in the future is expected to be in the range of 30% to 70%. The Balanced Fund's portfolio turnover rate is expected to be in the range of 50% to 70%. Higher turnover would involve correspondingly greater commissions and transaction costs.

                            Investment Restrictions
                            -----------------------

     The Funds have adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Funds' outstanding voting securities.
     Under the 1940 Act, the vote of the holders of a "majority" of a Funds' outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Funds represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     The Growth Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

     2. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 33% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding;

     3. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 33.33% of the outstanding voting securities of an issuer;

     4. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     5. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     7.  Make investments for the purpose of exercising control or management;

     8. Participate on a joint, or joint and several basis in any trading account in securities;

     9.  Invest in securities of other registered investment companies;

     10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

     11. Make loans, except through repurchase agreements;

     12. Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants, or if more than 2% of the value of the Fund's total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities;

     13. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. It may buy or sell futures contracts or options thereon for hedging purposes as described in the Fund's prospectus.

     The Balanced Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

     2. Issue senior securities, borrow money or pledge its assets except as permitted by the 1940 Act.

     3. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 33.33% of the outstanding voting securities of an issuer;

     4. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than one year old;

     5. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     7.  Make investments for the purpose of exercising control or management;

     8. Participate on a joint, or joint and several basis in any trading account in securities;

     9. Invest in securities of other registered investment companies except as permitted by Section 12 of the 1940 Act;

     10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stock of companies which invest in or sponsor such programs;

     11. Make loans, except through repurchase agreements;

     12. Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants, or if more than 2% of the value of the Fund's total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities; and

     13. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. It may buy or sell futures contracts or options thereon for hedging purposes as described in the Fund's prospectus.


                                   Management
                                   ----------

     The Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The officers, who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and principal officers of the Funds, their addresses, and their principal occupations for the past five years are set forth below. "Interested" trustees, as defined by the 1940 Act, are designated below by an asterisk.


                               Position With Trust      Principal Occupations During Past
Name and Address (Age)                                  Five Years
-----------------------------------------------------------------------------------------
Thomas E. Quinn (51)         Trustee, President, CFO   President, Cornerstone
The Peachtree, Suite 1700    and Treasurer             Capital Corp.
1355 Peachtree St. NE
Atlanta, GA  30309

Gene A. Hoots (57)           Vice President            Chairman, Cornerstone
3000 Big Oak Dr.                                       Capital Corp.
Charlotte, NC  28210

Richard T. Bean (34)         Vice President &          Portfolio Manager,
The Peachtree, Suite 1700    Secretary                 Cornerstone Capital Corp.
1355 Peachtree St. NE                                  Assistant Controller,
Atlanta, GA 30327                                      Godwins Inc. (An employee
                                                       benefit plan administrator)

Richard L. Boger (51)        Trustee                   President, Export
303 Townsend Place, NW                                 Insurance
Atlanta, GA  30327                                     Services, Inc.

G. Harry Durity (49)         Trustee                   Sr. Vice President,
58 Close Road                                          Corporate Development,
Greenwich, CT  06831                                   Automatic Data
                                                       Processing, Inc.

Laurin M. McSwain (45)       Trustee                   Attorney, Bloodworth &
3000 Andrews Drive, NW                                 McSwain
#5
Atlanta, GA  30305


     The Growth Fund incurred aggregate Trustees' fees and expenses for fiscal years ended March 31, 1996 and 1997 of $6,800 and $7,939, respectively. Beginning on December 16, 1994, the Growth Fund began paying trustees who are not affiliated with the Advisor $500 per regular meeting and committee meeting attended, plus reimbursement of out of pocket expenses for attending Board meetings. During the 1997 fiscal year, each non-affiliated trustee received $2,000 on account of fees, plus reimbursement of expenses.

                                  The Advisor
                                  -----------

     Cornerstone Capital Corp. is the investment advisor for the Funds. The Funds pay the Advisor for the services performed a fee at the annual rate of 1% of each Fund's average net assets. The Investment Advisory Agreement dated November 6, 1996, between the Balanced Fund and the Advisor (the "Agreement") and the Investment Advisory Agreement dated September 9, 1992 between the Growth Fund and the Advisor (the "Agreement") provides that in the event the expenses of the Fund (including the fees of the Advisor and amortization of organization expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year exceed the limit set by applicable regulations of a state securities commission, the Advisor will reduce its fee to the each Fund by the amount of such excess up to the full amount of the advisor's annual fee. Any such reductions are accrued and paid in the same manner as the Advisor's fee and are subject to readjustment during the year. During the fiscal years ended March 31, 1995, 1996 and 1997, the Growth Fund paid the Advisor fees of $9,658, $32,229 and $62,000, respectively. The Balanced Fund has not yet paid the Advisor any fees.

     The Advisor has voluntarily agreed to waive all or such portion of its fee as may be necessary to cause the total fund operating expenses not to exceed 2.0% of average net assets of each fund. The Advisor has also voluntarily agreed to reimburse each fund for certain of its operating expenses to the extent and for so long as may be necessary to keep total Fund operating expenses at no greater than 2.0% of average net assets during the current fiscal year.

     The Agreement also provides that the Advisor shall not be liable to the Funds for any error of judgment by the Advisor or for any loss sustained by the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                     Accounting and Administrative Services
                     --------------------------------------

     Fortune Fund Administration, Inc. provides certain record keeping and shareholder services functions to the Funds., Fortune Fund Administration, Inc. also provides the Funds' pricing and accounting services agent, calculates the daily net asset value of the Funds and maintains the accounting records. Fortune Fund Administration is affiliated with the Advisor.

                      Portfolio Transactions and Brokerage
                      ------------------------------------

     The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Funds by placing purchase and sale orders for the Funds, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Funds to achieve "best execution"--i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker.

     The Advisor is also authorized by the Agreement to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Advisor. The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Agreement;
     (ii) were for products or services which provide lawful and appropriate assistance to the Advisor's decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Funds recognize in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as services assisting the Funds in the valuation of the Funds' investments. The research which the Advisor receives for the Fund's brokerage commissions whether or not useful to the Funds, may be useful to the Advisor in managing the accounts of the Advisor's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Funds.

     In the over-the-counter market, securities are frequently traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


     During the three fiscal years ended March 31, 1995, 1996 and 1997, the Growth Fund paid total brokerage commissions of $63,821, $46,000 and $62,000, respectively, for the period from May 24, 1997 (commencement of operations) through May 31, 1997, the Balance Fund paid brokerage commissions of $11,354.

                               Distribution Plan
                               -----------------

     The Funds' Distribution Plan (the "Plan") is its written plan adopted pursuant to Rule 12b-1 (the "Rule") under the 1940 Act.

     The Plan authorizes the Advisor or Distributor to make permitted payments to any qualified recipient under a related agreement on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing the Funds shares or providing administration assistance to the Funds or its shareholders, including, but not limited to advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or (b) at a rate specified in the related agreement with the qualified recipient in question based on the average value of the qualified holdings of such qualified recipient ("Permitted Payments"). The Advisor or Distributor may make permitted payments in any amount to any qualified recipient, provided that (i) the total amount of all permitted payments made during a fiscal year of the Funds to all qualified recipients (whether made under (a) and/or (b) above) do not exceed in that fiscal year 1/4 of 1% of the Funds' average annual net assets; and (ii) a majority of the Funds' qualified Trustees may at anytime decrease or limit the aggregate amount of all permitted payments or decrease or limit the amount payable to any Qualified recipient. The Funds will reimburse the Advisor or Distributor for such permitted payments within such limit, but the Advisor or Distributor shall bear any permitted payments beyond such limits. A related agreement will terminate automatically if it is assigned, as that term is defined in the 1940 Act.

     The Plan also authorizes the Advisor or Distributor to purchase advertising to promote the sale of shares of the Funds, to pay for sales literature and other promotional material, and to make payments to the Distributor's sales personnel. Any such advertising and sales material may include references to other open-end investment companies or other investments and any sales personnel so paid are not required to devote their time solely to the sale of Fund shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Funds shall be reimbursed or paid by the Funds, except that the combined amount of reimbursement or payment of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Funds shall not, in the aggregate, in that fiscal year of the Fund, exceed 1/4 of 1% of the average net assets of the Fund in such year; and the Advisor or Distributor shall bear any such expenses beyond such limits. No such reimbursement may be made for Permitted Expenses or Permitted Payments for the fiscal year prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

     The Plan requires that while it is in effect the Advisor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review the following: (i) The amounts of all Permitted Payments, the identity of the recipients of each such payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made;
     (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter. While the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Funds is committed to the discretion of the Fund's then existing disinterested Trustees.

                                Net Asset Value
                                ---------------

     As indicated in the Prospectus, the net asset value per share of the Fund's shares will be determined as of 4:15 p.m. on each day that the New York Stock Exchange ("NYSE") is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it should be noted that the NYSE may close on days not included in that announcement.

     In determining the net asset value of the Fund's shares, common stocks and other securities that are listed on a national securities exchange or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m., New York time, on each day that the NYSE is open for trading, or, in the absence of recorded sales, at the last closing price on such exchange or on such System. Unlisted securities that are not included in such National Market System are valued at the closing price in the over-the-counter market. Valuations of fixed-income securities are supplied by independent pricing services used by the Fund. Valuations of fixed-income securities are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. The pricing service may use electronic data processing techniques and/or computerized matrix system to determine valuations. Fixed-income securities for which market quotations are readily available are value based upon those quotations. The procedures used by the pricing service are reviewed by the Fund under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the obligation.

     Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent the fair market value of such assets), if their original maturity was 60 days or less.

                                   Tax Status
                                   ----------

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends and Tax Status."

     When an income dividend or capital gains distribution is paid by the Funds, net asset value per share is reduced automatically by the amount of the dividend or distribution. If net asset value per share is reduced below a shareholder's cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

     The Funds do not intend to invest in foreign issuers which meet the definition in the Code of passive foreign investment companies ("PFICs"). However, foreign corporations are not required to certify their status as PFICs to potential U.S. investors, and the Funds may unintentionally acquire stock in a PFIC. The Fund's income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level.

     A portion of each Fund's income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

     The treatment of income dividends and capital gains distributions to shareholders of the Funds under the various foreign, state, and local income tax laws may not parallel that under the Federal law. Shareholders should consult their tax adviser with respect to applicable foreign, state, and local taxes.

                                    General
                                    -------

     The Funds are series of The CornerCap Group of Funds. The each Fund's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares which differ from each other only as to dividends. The Board of Trustees has created two classes of shares (i.e., the CornerCap Balanced Fund and the CornerCap Growth Fund), but the Board may create additional classes in the future, which have separate assets and liabilities; each of such classes has or will have a designation including the word "Series" or "Fund." Matters submitted to shareholders must be approved by a majority of the outstanding securities of each series, unless the matter does not affect a particular series, in which case only the affected series' approval will be required. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Funds will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

     Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances. The Funds' Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Funds' property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds and satisfy any judgment thereon.
     In addition, the operation of the Funds as an investment company would not likely give rise to liabilities in excess of its assets. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Funds would be unable to meet its obligations.

     The Balanced Fund entered into a Distribution Agreement effective as of December 6 1996, and the Growth Fund entered into a Distribution Agreement effective as of March 31, 1995, with Attkisson, Carter & Akers, Inc., a securities broker/dealer registered pursuant to the Securities Exchange Act of 1934, and located in Atlanta, Georgia. No fee is paid pursuant to this agreement other than reimbursement under the Fund's Rule 12b-1 Distribution Plan.

     With respect to the purchase and sale of Fund shares, certain broker/dealers other than the Distributor may charge a fee to Fund investors for executing transactions on the investor's behalf. Such transactions may be executed on the investor's behalf directly through the Fund's Transfer Agent without payment of such a fee. See the section entitled "How to Purchase Shares" in the Prospectus.

     Fortune Fund Administration, Inc., serves as the Transfer Agent and accounting services agent. Fortune Fund Administration, Inc., in its function as Transfer Agent, disburses dividends, processes new accounts, purchases, redemptions, transfers, and issues certificates. Wachovia Bank. acts as the Fund's custodian to hold its assets in safekeeping and collect income.

     The Funds' independent public accountants, Tait, Weller & Baker, perform an annual audit of the Funds' accounts, assist in the preparation of certain reports to the SEC, and prepare the Funds' tax returns.

                             Principal Shareholders
                             ----------------------

     As of March 31, 1997, no shareholder owned beneficially more than 5% of the outstanding shares of the Fund.

                            Performance Information
                            -----------------------

     The average annual rates of return (unaudited) as of March 31, 1997 for the Growth Fund for the periods listed below are as follows:

     1 year                                                               19.94%
     3 years                                                              15.54%
     4.5 years (Since Inception of Management by Cornerstone Capital)     12.98%

     Example:

     Based on the average annual compound rates of return listed above over these periods, you could have expected the following values on a $10,000 investment assuming no redemption at the end of each time period. (March 31, 1996)

     (Unaudited)

     One Year    3 Years  4.5 Years
     --------    -------  ---------
     $11,994     $15,459   $17,315



     Cornerstone Capital Corp. became advisor to the Growth Fund in August 1992. Prior to that time, the Growth Fund was known by other names and was advised and managed by other entities. The Growth Fund was organized originally on January 6, 1986. Per share income and capital changes for the last ten years of the Growth Fund are included in the Prospectus under "Financial Highlights" and performance information since inception is available upon request.

     The following is a brief description of how performance is calculated. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1 year, 5 years, and since inception (9.71 years). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated with the following formula:

         P(1+T)n = ERV

     (where T = average annual total return; ERV = ending redeemable value of a hypothetical initial payment of $10,000; and n = number of years). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

                              Financial Statements

     The financial statements of the Growth Fund for the year ended March 31, 1997 and the report of the Growth Fund's independent accountants are included in the Growth Fund's Annual Report to shareholders and are incorporated by reference into this SAI. A copy of the Annual Report accompanies this SAI.

     The Balanced Fund is a new series of CornerCap and begun operations on May 24, 1997 following the closing of a reorganization transaction with The Atlanta Growth Fund, Inc. pursuant to which the Balanced Fund assumed certain assets and liabilities of The Atlanta Growth Fund, Inc. The Balanced Fund is a separate entity from The Atlanta Growth Fund, Inc., with a different corporate structure and different investment objectives and policies and management. The financial statements of the Balanced Fund for the year ended May 31,1997 and the Report of the Balanced Fund's independent accountants are included in the Balanced Fund's Annual Report to Shareholders and are incorporated by reference into this SAI. A copy of the Annual Report accompanies this SAI. Subsequent to may 31, 1997, the Balanced Fund changed its fiscal year end to March 31 and declared a one-for-four reverse stock split which was effected as of June 30, 1997.

                                   APPENDIX A


          Some of the terms used in the Fund's Prospectus and this Statement of Additional Information are described below.

          The term "money market" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

          U.S. Government obligations are debt securities (including bills, notes and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. Government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

          Bank obligations include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated interest rate.

          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

          Commercial paper consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

          Corporate debt obligations are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

          Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

          Mortgage-backed securities are interests in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers. The dominant issuers or guarantors of mortgage securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

          Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

          Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

          Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. A Fund, if it holds zero coupon bonds in its portfolio, however, would recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

          Ratings of Corporate Debt Obligations. The characteristics of corporate debt obligations rated by Moody's are generally as follows:

          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Bonds which are rated Ba are judged to have speculative elements. The future of such bonds cannot be considered as well assured.

          B -- Bonds which are rated B generally lack characteristics of a desirable investment.

          Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca -- Bonds rated Ca are speculative to a high degree.

          C -- Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

          The characteristics of corporate debt obligations rated by S&P are generally as follows:

          AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

          A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB-- Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

          BB,B,CCC,CC -- Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

          A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

          Ratings of Commercial Paper. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

          Commercial paper rated Prime 1 by Moody's is the highest commercial paper assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within various categories.

          Determination of Credit Quality of Unrated Securities. In determining whether an unrated debt security is - of comparable quality to a rated security, the Adviser may consider the following factors, among others:

          (1)  other securities of the issuer that are rated;

          (2) the issuer's liquidity, debt structure, repayment schedules, and external credit support facilities;

          (3)  the reliability and quality of the issuer's management;

          (4) the length to maturity of the security and the percentage of the portfolio represented by securities of that issuer;

          (5)  the issuer's earnings and cash flow trends;

          (6) the issuer's industry, the issuer's position in its industry, and an appraisal of speculative risks which may be inherent in the industry;

          (7) the financial strength of the issuer's parent and its relationship with the issuer;

          (8) the extent and reliability of credit support, including a letter of credit or third party guarantee applicable to payment of principal and interest;

          (9) the issuer's ability to repay its debt from cash sources or asset liquidation in the event that the issuer's backup credit facilities are unavailable;

          (10) other factors deemed relevant by the Advisor.

                                   FORM N-1A

                                     PART C

                               OTHER INFORMATION


     ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

          (a) Financial Statements of Growth Fund. Incorporated by reference to the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997.

               Financial Statements for Balanced Fund. Incorporated by reference to The Balanced Fund's, Annual Report for the fiscal year ended May 31, 1997.

          (b)  Exhibits:

     (1) (a) Declaration of Trust, as supplemented - Incorporated by Reference from PEA No. 13, filed November 26, 1996.

     (2) By-Laws - Incorporated by Reference from PEA No. 13, filed November 26, 1996.

     (3)  Not Applicable.

     (4) Certificate Specimen (Incorporated by Reference from PEA No. 7, filed September 23, 1992).

     (5) (a) Investment Advisory Agreement for Growth Fund (dated September 9, 1992) - Incorporated by Reference from PEA No. 8, filed July 29, 1993.

          (b) Investment Advisory Agreement for Balanced Fund - Incorporated by Reference from Form N-14, filed December 2, 1996.

     (6) (a) Distribution Agreement (dated March 31, 1995) - Incorporated by Reference from PEA No. 10, filed July 31,1995.

          (b) First Amendment to Distribution Agreement - Incorporated by Reference from N-14, filed December 2, 1996.

          (7)  Not Applicable.

     (8) (a) Custody Agreement (dated October 30, 1992) - Incorporated by Reference from PEA No. 8, filed July 29, 1993.

          (b) Accounting Services Agreement (dated October 1, 1992) - Incorporated by Reference from Amendment No. 1 to Form N-14, filed February 28, 1997.

          (c) Transfer Agent Agreement - Incorporated by Reference from Form N-14, filed December 2, 1996.

     (9) Administrative Agreement - Incorporated by Reference from Form N-14, filed December 2, 1996.

     (10) Opinion of Counsel (The Opinion of Counsel with respect to shares previously sold was attached to the Fund's 24f-2 Notice, which was filed on May 30, 1997).

     (11) (a)  Consents of Independent Auditors

          (b) Power of Attorney (Incorporated by Reference from PEA No. 7, filed September 23, 1992 and PEA No. 9, filed July 29, 1994).

     (12) Not Applicable.

     (13) Not Applicable.

     (14) Individual Retirement Account - Incorporated by Reference from PEA No. 8, filed July 29, 1993.

     (15) (a) Distribution Plan of Growth Fund - Incorporated by Reference from PEA No. 10, filed July 31, 1995.

          (b) Distribution Plan of Balanced Fund - Incorporated by Reference from PEA No. 13, filed November 26, 1996.

     (16) Performance Calculation - Incorporated by Reference from PEA No. 10, filed July 31, 1995.


     (17) (a) Financial Data Schedule for Growth Fund--Incorporated by Reference from PEA No. 15, filed June 2, 1997

          (b)  Financial Data Schedule for Balanced Fund


     ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

               None.

     ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

               On March 31, 1997, there were 455 record holders of the Registrant's shares.

     ITEM 27.  INDEMNIFICATION.

               Previously filed on and incorporated by reference from PEA No. 7, filed September 23, 1992.

     ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

          Cornerstone Capital Corp. (the "Advisor") is the investment advisor of the Registrant. For information as to the business profession, vocation or employment of a substantial nature of the Advisor, its directors and officers, reference is made to Part B of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Advisor.

     ITEM 29.  PRINCIPAL UNDERWRITER.

          (a)  Attkisson, Carter and Akers, Inc.

          (b)  Name & Principal          Position With                Position

               Business Address          Underwriter                  Registrant
               ----------------          -----------                  ----------

               Ronald L. Attkisson       President, Chief             None
               3060 Peachtree Rd., NW    Executive Officer, Director
               Suite 1475
               Atlanta, GA  30305

               Belfield H. Carter, Jr.   Chairman,                     None
               3060 Peachtree Rd., NW    Director
               Suite 1475
               Atlanta, GA  30305

               C. Scott Akers, Jr.       Sr. Vice President,           None
               3060 Peachtree Rd., NW    Director
               Suite 1475
               Atlanta, GA  30305

               Kristin W. Montet         Chief Financial Officer       None
               3060 Peachtree Rd., NW
               Suite 1475
               Atlanta, GA  30305

               Mark D. Hill              Sr. Vice President            None
               3060 Peachtree Rd., NW
               Suite 1475
               Atlanta, GA  30305

       (c)     (1)  Attkisson, Carter & Akers, Inc.
               (2)  0
               (3)  0
               (4)  $15,000.00
               (5)  0

     ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All shareholder account records including share ledgers, duplicate confirmation, duplicate account statements, and application forms are maintained by the Registrant's Transfer Agent, Fortune Fund Administration, Inc., 1389 Peachtree St., NE Suite 180, Atlanta GA 30309. Certain accounting records of the Registrant are maintained by Fortune Fund Administration, Inc. in its capacity as Accounting Services Agent

     Actual portfolio securities and other investment assets (including cash) are maintained in the custody of the Registrant's Custodian Bank, Wachovia Bank of North Carolina, M/C 31013, 301 N. Main Street, Winston-Salem, North Carolina 27150-3099.

     Records relating to the investment of the CornerCap Group of Funds, including research information, records relating to the placement of brokerage transactions, memorandum regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, and all other records of the Registrant required to be maintained pursuant to Section 31(a) of the 1940 Act, and Rule 31a-1 thereunder (such records include copies of the Declaration of Trust, By-Laws, minute books, original copies of all agreements, compliance records and reports, etc.) are maintained at Cornerstone Capital Corp., The Peachtree, Suite 1700, 1355 Peachtree St, N.E., Atlanta, Georgia, 30309.

     Blue Sky records are originated and maintained by Commonwealth
     Shareholder Services, Inc., at 1500 Forest Avenue, Suite 223, Richmond, Virginia, 23229. Duplicate copies of Blue Sky records are also maintained at Cornerstone Capital Corporation, (address noted above).

     ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.

     ITEM 32.  UNDERTAKINGS.

     The Registrant undertakes to file a post-effective amendment, using financial statements of the Balanced Fund which need not be certified, within four to six months from the date the Balanced Fund commenced operations.

     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest applicable annual report to Shareholders, upon request and without charge.

                                 SIGNATURE PAGE
                                 --------------



          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Atlanta, and the State of Georgia on the 31st day of July, 1997.

                                     CornerCap Group of Funds - Registrant

                                    BY:      /s/ Thomas E. Quinn
                                       ---------------------------------------
                                             Thomas E. Quinn, President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.


     /s/ Thomas E. Quinn
     --------------------------    Trustee                       July 31, 1997
     Thomas E. Quinn               Principal Executive Officer
                                   Principal Accounting Officer

     Richard L. Boger**            Trustee
     --------------------------
     Richard L. Boger

     G. Harry Durity**             Trustee
     --------------------------
     G. Harry Durity

     Laurin M. McSwain**           Trustee
     --------------------------
     Laurin M. McSwain

     ** Made pursuant to a Power of Attorney previously filed.


     /s/ Thomas E. Quinn                                         July 31, 1997
     ---------------------------
     Thomas E. Quinn
     Attorney in Fact

                                 EXHIBIT INDEX
                                 -------------




                                    EXHIBIT
                                    -------

          (11) Consent of Independent Certified Public Accountants

          (17) Financial Data Schedule for Balanced Fund